UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 5, 2018

DYNATRONICS CORPORATION
(Exact name of registrant as specified in its charter)

Utah	0-12697	87-0398434
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

7030 Park Centre Dr., Cottonwood Heights, Utah 84121

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (801) 568-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Dynatronics Corporation, a Utah corporation (the "Company"), held its Annual Meeting of Shareholders on December 3, 2018. The total number of shares of common stock issued and outstanding on an as-converted basis as of October 4, 2018 (the “Record Date”) and entitled to vote at the Annual Meeting was 11,189,028 shares, including: 8,226,523 shares of common stock, 2,000,000 shares of Series A 8% Convertible Preferred Stock, or Series A Preferred, (1,636,133 voting power after applicable voting cutback), and 1,459,000 shares of Series B Convertible Preferred Stock, or Series B Preferred, (1,326,372 voting power after applicable voting cutback). The “voting cutback” limits the number of "as-if-converted common shares" that may be voted by a holder of shares of the Company’s voting preferred stock (its Series A Preferred and Series B Preferred) to that number of shares of the Company’s common stock issuable upon conversion of such preferred stock held by the holder that exceeds the quotient of (x) the aggregate purchase price paid for the preferred stock by such holder, divided by (y) the greater of (i) $2.50 and (ii) the market price of the common stock on the trading day immediately prior to the date of issuance of the preferred stock.

A total of 9,544,745 shares (approximately 85%) of common stock (on an as-converted basis, after giving effect to applicable voting cutbacks) entitled to vote at the Annual Meeting were represented by proxy or in person at the meeting. The following is a tabulation of the voting on the proposals presented at the Annual Meeting, with all results of voting presented on an as-converted basis:

Proposal No. 1 – Election of Directors

Shareholders voted to elect four directors to hold office until the next annual meeting of the Company’s shareholders or until their respective successors have been elected or appointed and qualified, by a plurality of votes cast, as set forth below:

		Number of	Number of
	Number of	Shares	Shares	Broker Non-
Name	Shares For	Withheld	Abstaining	Votes

Kelvyn H. Cullimore, Jr.	7,436,192	83,546	—	—
Scott A. Klosterman	7,443,452	76,286	—	—
Christopher R. von Jako	7,443,571	76,167	—	—
R. Scott Ward	7,433,452	76,286	—	—

Proposal No. 2 – Ratification of Appointment of Auditor

Shareholders voted to ratify on an advisory basis the appointment of Tanner LLC as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019, as set forth below:

	Number of	Number of
Number of	Shares	Shares	Broker Non-
Shares For	Against	Abstaining	Votes
9,518,265	15,951	10,529	—

Proposal No. 3 –Approval of Dynatronics Corporation 2018 Equity Incentive Plan

Shareholders voted to approve the Dynatronics Corporation 2018 Equity Incentive Plan, as set forth below:

	Number of	Number of
Number of	Shares	Shares	Broker Non-
Shares For	Against	Abstaining	Votes
7,215,073	141,054	163,611	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Dynatronics Corporation 2018 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNATRONICS CORPORATION

Date: December 5, 2018	By:	/s/ Christopher R. von Jako
Christopher R. von Jako
Chief Executive Officer